Provision For Income Taxes And Deferred Income Taxes	12 Months Ended
Dec. 31, 2022
Income Taxes [Abstract]
Provision For Income Taxes And Deferred Income Taxes

NOTE 20. PROVISION FOR INCOME TAXES AND DEFERRED INCOME TAXES
As the Company operates in the cannabis industry, the Company is subject to the limits of IRC Section 280E for U.S. federal income tax purposes as well as state income tax purposes for all states except California, Maryland, Michigan and Massachusetts. Under IRC Section 280E, the Company is only allowed to deduct expenses directly related to sales of product. This results in permanent differences between ordinary and necessary business expenses deemed non-allowable under IRC Section 280E. However, certain states do not conform to IRC Section 280E and, accordingly, the Company deducts all operating expenses on its income tax returns in these states.
The Company intends to be treated as a U.S. corporation for U.S. federal income tax purposes under IRC Section 7874 and is subject to U.S. federal income tax on its worldwide income. However, for Canadian tax purposes the Company, regardless of any application of IRC Section 7874, is treated as a Canadian resident company, as defined in the Income Tax Act (Canada), for Canadian income tax purposes. As a result, the Company will be subject to taxation both in Canada and the U.S.
Provision for income taxes consists of the following for the years ended December 31, 2022 and 2021:

($ in thousands)	2022	2021
Current
Federal	$69,240	$51,815
State	24,341	23,337
Foreign	—	—
Total current	$93,581	$75,152

Deferred
Federal	$(8,332)	$(29,445)
State	(9,858)	(14,043)
Foreign	1,190	5,759
Total deferred	$(17,000)	$(37,729)

Change in valuation allowance	$12,357	$2,684
Total	$88,938	$40,107
As of December 31, 2022 and 2021, the components of deferred tax assets and liabilities were as follows:

($ in thousands)	2022	2021
Deferred tax assets
Share-based compensation	$1,381	$1,029
Financing fees	1,291	2,542
Net operating losses	43,629	36,096
Inventory	662	239
Lease liabilities	28,362	26,761
Other	386	730
Total deferred tax assets	$75,711	$67,397

Deferred tax liabilities
ROU assets	$(9,560)	$(7,824)
Property, plant and equipment	(12,393)	(11,885)
Intangible assets	(84,099)	(93,761)
Other	(1,329)	(1,948)
Total deferred tax liabilities	$(107,381)	$(115,418)

Valuation allowance	$(43,442)	$(31,085)
Net deferred tax liabilities	$(75,112)	$(79,105)
As of December 31, 2022, the Company had the following loss carryforwards:
•$63.5 million of non-capital Canadian losses which expire from 2038-2042, which are fully offset by valuation allowance.
•$52.2 million of U.S. federal net operating losses which have an indefinite carryforward period, a portion of which are not recorded as the Company does not consider these to be more-likely-than-not to be realized. $45.7 million of U.S. federal net operating loss carryforwards are offset by valuation allowance.
•$184.3 million of state net operating losses, which expire in 2038-2042, a portion of which are not recorded as the Company does not consider these to be more-likely-than-not to be realized. $180.8 million of state net of state net operating loss carryforwards are offset by valuation allowance.

As of December 31, 2021, the Company had $66.1 million of non-capital Canadian losses, fully offset by valuation allowance; $30.8 million of U.S. federal net operating losses which have an indefinite carryforward period, $0.4 million offset by valuation allowance; $138.3 million of state net operating losses, which expire from 2038-2041, $128.0 million offset by valuation allowance.
A valuation allowance to reflect management’s estimate of the temporary deductible differences that may expire prior to their utilization has been recorded at December 31, 2022 and 2021. During 2021 and 2022, the Company maintained a full valuation allowance against its net Canadian deferred tax assets, as losses are generated in Canada with no projection of future taxable income. As of December 31, 2022, the Company recorded a full valuation allowance against its net deferred tax assets at entities operating in California.
In 2022, the Company reduced its tax asset related to the step-up in basis from shareholder redemptions under the tax receivable agreement for Cresco Labs LLC by $1.2 million. The Company also recognized in equity a reduction to the tax receivable agreement liability of $0.6 million related to estimated payables to certain shareholders.
In 2022, the Company recorded measurement period adjustments of $0.4 million to the deferred tax liabilities recorded through goodwill related to the acquisition of Bluma, Cultivate and Laurel Harvest.
The reconciliation between the effective tax rate on income from continuing operations and the statutory tax rate is as follows:

($ in thousands)	2022	2021
Expected income tax expense at statutory tax rate	$(26,650)	$(53,912)
Tax rate differences	(2,296)	(1,109)
Pass through and non-controlling entities	(2,183)	(7,373)
State tax expense, net	6,782	8,697
IRC Section 280E disallowance	50,521	47,100
Changes in value of deferred consideration	699	(10,103)
Loss on debt modification	—	7,554
Uncertain tax treatment (including penalties and interest)	13,245	(4,749)
Share-based compensation	2,097	3,941
Goodwill impairment	25,334	45,314
Accrued current tax penalties and interest	4,155	563
Change in valuation allowance	12,357	2,684
Change in state tax rates	4,520	622
Other	357	876
Income tax expense	$88,938	$40,107

Effective tax rate	(70.1%)	(15.6%)
During 2022, the Company adopted a tax position whereby certain expenses incurred at dispensary locations are treated as inventoriable costs for tax purposes, reducing the impact of IRC Section 280E on the 2021 tax returns and in the current period. The Company has determined that the tax benefit associated with this position does not meet the more likely than not criteria under ASC 740-10 due to the evolving interpretations of IRC Section 280E. As a result, the Company has recorded a reserve of $12.7 million for unrecognized tax benefits and accrued $0.5 million of penalties and interest related to unrecognized tax benefits as of December 31, 2022.
The Company records unrecognized tax benefits as liabilities in accordance with ASC 740 and adjusts these liabilities when judgment changes as a result of the evaluation of new information not previously available. Because of the complexity of some of these uncertainties, the ultimate resolution may result in a payment that is materially different from our current estimate of the unrecognized tax benefit liabilities. These differences will be reflected as increases or decreases to income tax expense in the period in which new information is available. It is possible that additional tax distribution liabilities may become due to certain non-controlling interest members as a result of unrecognized tax benefits. While the probable amount of any future tax distribution liability cannot reasonably be estimated, the maximum future tax distribution liability associated with these unrecognized tax benefits is estimated to be $5.6 million.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

($ in thousands)	2022	2021
Balance at January 1	$—	$4,749
Additions based on tax positions related to the current year	7,380	—
Additions for tax positions of prior years	5,366	—
Reductions for tax positions of prior years	—	(4,749)
Balance at the end of the year	$12,746	$—
The Company is currently under examination by U.S. federal, state and Canadian tax authorities. As of December 31, 2022, no additional liabilities are anticipated as a result of these examinations. With few exceptions, the Company is generally not subject to examination by tax authorities for years before 2019.